                                NEOGENOMICS, INC.
                            PLACEMENT AGENT AGREEMENT

                                                      Dated as of: June 6, 2005

Spartan Securities Group, Ltd.
100 First Avenue South, Suite 287
St. Petersburg, FL 33701

Ladies and Gentlemen:

        The undersigned, NeoGenomics, Inc., a Nevada corporation (the "Company"), hereby agrees with Spartan Securities Group, Ltd. (the "Placement Agent") and ,
as follows:

        1. Offering. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Standby Equity Distribution
Agreement dated the date hereof between the Company and Cornell Capital
Partners, LP (the "Investor") (the "Standby Equity Distribution Agreement"),
pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to
Five Million Dollars ($5,000,000) of the Company's common stock (the "Commitment
Amount"), par value $0.001 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity
Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

        All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution
Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration
Rights Agreement"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to the Company's latest Quarterly
Report on Form 10-QSB as filed with the United States Securities and Exchange
Commission, this Agreement, the Standby Equity Distribution Agreement, the
Registration Rights Agreement, and the Escrow Agreement dated the date hereof
(the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock purchased by the Investor hereunder is sometimes referred to hereinafter as the "Securities." The
Placement Agent shall not be obligated to sell any Securities.

        2. Compensation.

        A. Upon the execution of this Agreement, the Company shall issue to the
Placement Agent or its designee Twenty Seven Thousand, Two Hundred and Seventy
Eight (27,278) shares of the Company's Common Stock (the "Placement Agent's
Shares"). The Placement Agent shall be entitled to "piggy-back" registration rights, which shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the
Registration Rights Agreement dated the date hereof.

        3. Representations, Warranties and Covenants of the Placement Agent.

        A. The Placement Agent represents, warrants and covenants as follows:

        (i) The Placement Agent has the necessary power to enter into this
Agreement and to consummate the transactions contemplated hereby.

        (ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the
Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the
Placement Agent, will constitute the legal, valid and binding obligations of the
Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or
(c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

        (iii) Upon receipt and execution of this Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

        (iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the
Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

        (v) The Placement Agent is a member of the National Association of
Securities Dealers, Inc., and is a broker-dealer registered as such under the
1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the
Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

        4. Representations and Warranties of the Company.

        A. The Company represents and warrants as follows:

        (i) The execution, delivery and performance of each of this Agreement, the
Standby Equity Distribution Agreement, the Escrow Agreement, and the
Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Standby Equity
Distribution Agreement, the Escrow Agreement, and the Registration Rights
Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.
The Securities to be issued pursuant to the transactions contemplated by this
Agreement, the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby
Equity Distribution Agreement and the certificates/instruments representing such
Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

        (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Standby Equity Distribution
Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Standby Equity Distribution Agreement, dated the date hereof and the agreements described therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. Before giving effect to any shares issued pursuant to the Offering Materials, as of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock of which 22,089,086 shares of
Common Stock and no shares of Preferred Stock were issued and outstanding as of the date thereof.

        (iii) The Common Stock to be issued in accordance with this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity
Distribution Agreement and the certificates/instruments representing such Common
Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

        (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the
Offering Materials and liens for taxes not yet due and payable.

        (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

        (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the
Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies
(domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the
Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Standby
Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow
Agreement, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Offering Materials except for applicable federal and state securities laws.
The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the
1934 Act or the Rules and Regulations.

        (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering
Materials, and the outstanding debt, the property and the business of the
Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

        (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or Standby Equity Distribution
Agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The
Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of the Offering Materials nor the issuance and sale or delivery of the
Securities, nor the consummation of any of the transactions contemplated in the
Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b)
as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the
Company.

        (ix) Subsequent to the dates as of which information is given in the
Offering Materials, and except as may otherwise be indicated or contemplated herein or therein and the securities offered pursuant to any Securities Purchase
Agreement dated the date hereof the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering
Materials, the Company has no outstanding obligations to any officer or director of the Company other than normal payable in connection with services provided recently.

        (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers,
Inc.

        (xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the
Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses
(including, without limitation, any such licenses or rights described in the
Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the
Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

        (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

        (xiii) Subject to the performance by the Placement Agent of its obligations hereunder the offer and sale of the Securities complies, and will continue to comply, in all material respects with the requirements of Rule 506 of Regulation
D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the
Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

        (xiv) All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the
Company

        (xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government
(domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the
Company in the future.

        5. Certain Covenants and Agreements of the Company.

        The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

        A. To advise the Placement Agent and the Investor of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

        B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the
Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request.
Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

        C. Upon written request, to provide and continue to provide the Placement
Agent copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

        D. To comply with the terms of the Offering Materials.

        E. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

        F. Upon the effectiveness of a registration statement covering the Standby
Equity Distribution Agreement, the Company shall provide the Placement Agent shall an opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to and the
Placement Agent.

        G. At or prior to the Closing, the Company shall have been furnished such documents, certificates and opinioIns as it may reasonably require for the purpose of enabling the Placement Agent to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

        6. Indemnification and Limitation of Liability.

        A. The Company hereby agrees that it will indemnify and hold the Placement
Agent and each officer, director, shareholder, employee or representative of the
Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933
Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the
Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this
Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein), (c)
any application or other document or written communication executed by the
Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the
Company.

        B. The Placement Agent hereby agrees that it will indemnify and hold the
Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or
any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the
Placement Agent's indemnified persons specifically for inclusion in the Offering
Materials.

        C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(A) or (B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 7(A) or (B), for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

        D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(A) or 7(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement
Agent shall contribute to the aggregate losses, claims, damages and liabilities
(including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933
Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(D), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act
and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

        E. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

        F. The Company hereby waives, to the fullest extent permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits)
against the Placement Agent and each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section
15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations
arising out of any cause whatsoever (whether such cause be based in contract, negligence, strict liability, other tort or otherwise). Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the
Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933
Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof.
This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

        7. Payment of Expenses.

        The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

        8. Termination.

        This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement.
obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

        9. Miscellaneous.

        A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

        B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

                                       10

If to Placement Agent, to:                     Spartan Securities Group, Ltd
                                               100 First Avenue South, Suite 287
                                               St. Petersburg, Florida 33701
                                               Attention:        Micah Eldred
                                               Telephone:        (727) 502-0508
                                               Facsimile:        (727) 502-0858

If to the Company, to:                         NeoGenomics, Inc.
                                               12701 Commonwealth  Drive, Suite 9
                                               Fort Meyers, FL 33913
                                               Attention:        Mr. Robert Gasparini, President
                                               Telephone:        (239) 768-0600
                                               Facsimile:        (239) 768-0711

With a copy to:                                Kirkpatrick & Lockhart Nicholson Graham LLP
                                               201 S. Biscayne Blvd. - Suite 2000
                                               Miami, FL  33131
                                               Attention:        Clay E. Parker, Esq.
                                               Telephone:        (305) 539-3306
                                               Facsimile:        (305) 358-7095

        C. This Agreement shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of Florida as provided by law.
The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of Florida and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

        D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                        COMPANY:
                                                        NEOGENOMICS, INC.

                                                        By:      /s/ Robert P. Gasparini
                                                        Name:    Robert P. Gasparini
                                                        Title:   President

                                                        PLACEMENT AGENT:
                                                        SPARTAN SECURITIES GROUP, LTD

                                                        By:      /s/ Carl Dilley
                                                        Name:    Carl Dilley
                                                        Title:   Managing Partners

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